EXHIBIT C


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                           [Name of Insurance Company]
                           [Name of Separate Account]
                                [Product Name(s)]

                             NOTICE OF SUBSTITUTION

         The proposed substitutions of shares we notified you about late last year have been completed. Shares of Met Investors Series Trust and Metropolitan Series Fund, Inc. have taken the place of the Existing Funds as variable investment options in your Contract [Policy] as shown below.



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


Prior Fund                                                            Replacement Fund of MIST or Met Series Fund

------------------------------------------------------------          -----------------------------------------------
Delaware VIP Small Cap Value Series                                   Third Avenue Small Cap Value Portfolio
-----------------------------------                                   --------------------------------------
Delaware Management Company                                           Third Avenue Management LLC

                                                             ->
------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Fidelity VIP Equity-Income Portfolio                                  Lord Abbett Growth and Income Portfolio
------------------------------------                                  ---------------------------------------
Fidelity Management & Research Company                       ->       Lord Abbett & Co. LLC
(FMR Co., Inc.)
------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Fidelity VIP Growth Portfolio                                         T. Rowe Price Large Cap Growth Portfolio
-----------------------------                                         ----------------------------------------
Fidelity Management & Research Company                       ->       T. Rowe Price Associates, Inc.
(FMR Co., Inc.)
------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Janus Aspen Global Technology Portfolio                               RCM Technology Portfolio
---------------------------------------                               ------------------------
Janus Capital Management LLC.                                         RCM Capital Management LLC
                                                             ->

------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Legg Mason ClearBridge Variable Capital Portfolio                     Davis Venture Value Portfolio
-------------------------------------------------                     -----------------------------
Legg Mason Partners Fund Advisor, LLC                        ->       Davis Selected Advisers, L.P.
(ClearBridge Advisors, LLC)
------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Legg Mason Global Currents Variable International All                 MFS Research International Portfolio
------------------------------------------------------                ------------------------------------
Cap Opportunity Portfolio                                    ->       Massachusetts Financial Services Company
-------------------------
Legg Mason Partners Fund Advisor, LLC
(Global Currents Investment Management, LLC)

------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Legg Mason Western Asset Variable Diversified Strategic               Western Asset Management Strategic Bond
-------------------------------------------------------               ---------------------------------------
Income Portfolio                                             ->       Opportunities Portfolio
----------------                                                      -----------------------
Legg Mason Partners Fund Advisor, LLC                                 Western Asset Management Company
(Western Asset Management Company, Western Asset
Management Company, Limited)
------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Legg Mason Western Asset Variable Strategic Bond Portfolio            Western Asset Management Strategic Bond
---------------------------------------------------------             ---------------------------------------
Legg Mason Partners Fund Advisor, LLC                                 Opportunities Portfolio
                                                                      -----------------------
(Western Asset Management Company Western Asset Management   ->       Western Asset Management Company
Company, Limited)
------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Pioneer Bond VCT Portfolio                                            PIMCO Total Return Portfolio
--------------------------                                            ----------------------------
Pioneer Investment Management Inc.                           ->       Pacific Investment Management Company, LLC


------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Pioneer Fund VCT Portfolio                                            Pioneer Fund Portfolio
--------------------------                                            ----------------------
Pioneer Investment Management Inc.                           ->       Pioneer Investment Management Inc.


------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Templeton Growth Securities Fund                                      Met/Templeton Growth Portfolio
--------------------------------                                      ------------------------------
Templeton Global Advisors Limited                                     Templeton Global Advisors Limited
                                                             ->


------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Templeton Growth Fund, Inc.                                           Met/Templeton Growth Portfolio
--------------------------                                            ------------------------------
Templeton Global Advisors Limited                                     Templeton Global Advisors Limited
                                                             ->


------------------------------------------------------------          -----------------------------------------------


------------------------------------------------------------          -----------------------------------------------
Van Eck VIP Global Hard Assets Fund                                   Van Eck Global Natural Resources Portfolio
-----------------------------------                                   ------------------------------------------
Van Eck Associates Corporation                                        Van Eck Associates Corporation
                                                             ->


------------------------------------------------------------          -----------------------------------------------



Your account value [cash value] in the variable investment option is the same as before the substitution. However, the number of units you received in the Replacement Fund may be different from the number of units in your Prior Fund, due to any difference in unit values.

The elections you had on file for the Prior Fund for the allocation of account value [cash value], premium payments and deductions have been redirected to the Replacement Fund. If you are in the Accumulation Phase (the Purchase Period) of your Contract [Policy], you may make one transfer of amounts in your Contract [Policy], among one or more of the variable investment options and the fixed option without restrictions as usual, subject to the Company's "market timing" restrictions. If you are in the Payout Period of your Contract [Policy], you may make one transfer of amounts in your Contract [Policy] among one or more of the variable investment options in the next 30 days subject to the Company's "market timing" restrictions.

Please contact us at 1-800-________________ if you have any questions.